Investor Presentation

Second Quarter 2009 Results

July 23, 2009

Disclosure

The following materials have been prepared for use in the July 23, 2009 conference call on Omnicom’s results of operations for the period ended June 30, 2009. The call will be archived on the Internet at http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements
Certain of the statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. In addition, from time to time, we or our representatives have made or may make forward-looking statements, orally or in writing.
These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity, or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, the continuing global economic recession and credit crisis, losses on media purchases on behalf of clients, reductions in client spending and/or a slowdown in client payments, competitive factors, changes in client communication requirements, the hiring and retention of personnel, our ability to attract new clients and retain existing clients, changes in government regulations impacting our advertising and marketing strategies, risks associated with assumptions we make in connection with our critical accounting estimates, legal proceedings, settlements, investigations and claims, and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,”
“should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement, except as required by law.

Other Information
All dollar amounts are in millions except for Net Income per Common Share. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

July 23, 2009

2009 vs. 2008 P&L Summary

July 23, 2009

2009

2008

%

2009

2008

%

Revenue

$ 2,870.7

$  3,476.9

-17.4%

$  5,617.3

$ 6,672.3

-15.8%

Operating Income (a)

         398.1

        516.8

-23.0%

        680.5

       867.6

-21.6%

% Margin

13.9%

14.9%

12.1%

13.0%

Net Interest Expense

           21.9

          18.7

          43.3

         29.7

Income Before Tax

         376.2

        498.1

-24.5%

        637.2

       837.9

-24.0%

% Margin

13.1%

14.3%

11.3%

12.6%

Taxes

         129.7

        167.2

        218.4

       282.4

% Tax Rate

34.5%

33.6%

34.3%

33.7%

Income from Equity Method Investments

             7.3

          11.0

          13.2

         19.1

Net Income (b)

         253.8

        341.9

        432.0

       574.6

Less: Net Income Attributed to Noncontrolling Interests (b)

         (20.4)

        (34.9)

        (34.1)

        (59.0)

Net Income - Omnicom Group

$      233.4

$     307.0

-24.0%

$     397.9

$    515.6

-22.8%

Net Income per Common Share - Omnicom Group - Diluted (c)

0.75

$

0.95

$

-21.1%

1.27

$

1.59

$

-20.1%

Second Quarter

Year to Date

(a)

Operating income includes depreciation and amortization expense of $57.7 million and $58.5 million for the three months and $113.7 million and

$115.7 million for the six months ended June 30, 2009 and 2008, respectively.

(b)

On January 1, 2009 we adopted SFAS 160, Noncontrolling Interests in Consolidated Financial Statements  -  an amendment of ARB No. 51. In accordance with the presentation requirements of SFAS 160, we have reclassified the amounts reported previously as minority interest expense in

2008 as net income attributed to noncontrolling interests to be consistent with the 2009 presentation.

(c)

See page 20 for supplemental earnings per share information.

2009 Total Revenue Change

July 23, 2009

(a) To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b) Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c) Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

$

%

%

Prior Period Revenue

$     3,476.9

$    6,672.3

Foreign Exchange (FX) Impact (a)

          (234.7)

-6.8%

         (487.0)

-7.3%

Acquisition Revenue (b)

                5.6

0.2%

            19.7

0.3%

Organic Revenue (c)

          (377.1)

-10.8%

         (587.7)

-8.8%

Current Period Revenue

$     2,870.7

-17.4%

$    5,617.3

-15.8%

Second Quarter

Year to Date

$

2009 Revenue by Discipline

July 23, 2009

(a)      “Change” is the year-over-year decrease from the prior period.

-20.1%

          263.6

Specialty

-18.5%

          271.7

PR

-18.7%

       1,054.8

CRM

-15.5%

$    1,280.6

Advertising

% Change (a)

$ Mix

9.3%

Specialty

36.6%

CRM

9.5%

PR

44.6%

Advertising

Year to Date

-20.1%

         520.6

Specialty

-18.0%

         531.8

PR

-16.0%

      2,059.8

CRM

-14.3%

$   2,505.1

Advertising

% Change (a)

$ Mix

Second Quarter

Advertising

44.6%

PR

9.5%

CRM

36.7%

Specialty

9.2%

2009 Revenue By Geography

July 23, 2009

(a)      “Change” is the year-over-year increase or decrease from the prior period.

54.4%

U.S.

15.6%

Other

21.4%

Markets

Euro

8.6%

U.K.

Year to Date

-20.1%

463.7

Other

-27.1%

252.3

United Kingdom

-21.2%

630.2

Euro Currency Markets

-12.9%

$

1,524.5

United States

% Change(a)

$ Mix

(234.7)

FX

6.5

Acquisition

(151.2)

Organic

$

(379.4)

$

1,346.2

International

(0.9)

Acquisition

(225.9)

Organic

$

(226.8)

$

1,524.5

United States

$ Change(a)

$ Mix

53.1%

U.S.

16.1%

Other

22.0%

Markets

Euro

8.8%

U.K.

Second Quarter

$ Mix

$ Change(a)

United States

3,056.7

$

(355.7)

$

Organic

(366.0)

Acquisition

10.3

International

2,560.6

$

(699.3)

$

Organic

(221.7)

Acquisition

9.4

FX

(487.0)

$ Mix

% Change(a)

United States

3,056.7

$

-10.4%

Euro Currency Markets

1,200.5

-20.0%

United Kingdom

482.9

-29.9%

Other

877.2

-18.0%

Cash Flow – GAAP Presentation (condensed)

July 23, 2009

2009

2008

Net Income

432.0

$

574.6

$

  Share-Based Compensation Expense

35.7

27.8

  Depreciation and Amortization

113.7

115.7

  Other Non-Cash Items to Reconcile to Net Cash Provided by (Used in) Operating Activities, net

6.0

(10.0)

  Other Changes in Operating Capital

(478.0)

(799.6)

Net Cash Provided by (Used in) Operating Activities

109.4

(91.5)

  Capital Expenditures

(63.3)

(92.7)

  Acquisitions, net

(61.0)

(210.1)

  Other Investing Activities, net

2.5

(0.2)

Net Cash Used in Investing Activities

(121.8)

(303.0)

  Dividends

(93.5)

(97.3)

  Proceeds from Short-term Debt, net

24.5

10.7

  Proceeds from Long-term Debt, net

200.7

2.3

  Repayment of Convertible Debt

(842.0)

-

  Stock Repurchases

(8.6)

(407.8)

  Proceeds from Stock Plans

6.1

63.7

  Excess Tax Benefit on Share-based Compensation

-

9.6

  Other Financing Activities, net

(53.7)

(61.0)

Net Cash Used in Financing Activities

(766.5)

(479.8)

Effect of exchange rate changes on cash and cash equivalents

81.5

(3.1)

Net Decrease in Cash and Cash Equivalents

(697.4)

$

(877.4)

$

6 Months ended June 30,

Current Credit Picture

July 23, 2009

2009

2008

EBITDA (a)

$

1,736

$

1,976

Gross Interest Expense (a)

122.0

106.3

EBITDA / Gross Interest Expense

14.2

x

18.6

x

Total Debt / EBITDA

1.4

x

1.6

x

Debt (b):

Bank Loans (Due Less Than 1 Year)

$

42

$

23

CP Issued Under $2.5B Revolver Due 6/23/11

-

-

Borrowings Under $2.5B Revolver Due 6/23/11 (b)

200

-

Convertible Notes Due 2/7/31

6

847

Convertible Notes Due 7/31/32

727

727

Convertible Notes Due 6/15/33

-

-

Convertible Notes Due 7/1/38

467

468

Senior Notes Due 4/15/16

997

996

Other Debt

19

20

Total Debt

$

2,458

$

3,081

Cash and Short Term Investments

412

959

Net Debt

$

2,046

$

2,122

12 Months ended June 30,

(a)

“EBITDA” and “Gross Interest Expense” calculations shown are for the twelve months ending June 30.  EBITDA is defined as operating income before interest, taxes, depreciation and amortization.  Although EBITDA  is a non-GAAP measure, we  believe EBITDA is more meaningful for purposes of this analysis because the financial covenants in our credit facilities are based on  EBITDA (see reconciliation of Operating Income to

EBITDA on page 22).

(b)

On July 1, 2009 the Company completed the sale of $500 million of  Senior Notes due July 15, 2019.  The Company plans to use the net proceeds to pay down its borrowings under the Revolver and for general corporate purposes, which could include capital transactions, purchases of treasury shares, working capital expenditures, acquisitions or refinancing of other debt.

Current Liquidity Picture

July 23, 2009

Total Amount

of Facility

Outstanding

Available

Committed Facilities

Revolver & Commercial Paper (a)

2,500

$

200

$

2,300

$

Other Committed Credit Facilities

42

42

-

Total Committed Facilities

2,542

242

2,300

Uncommitted Facilities

(b)

380

-

-

(b)

Total Credit Facilities

2,922

$

242

$

2,300

$

Cash and Short Term Investments

412

Total Liquidity Available

2,712

$

As of June 30, 2009

(a)

Credit facility expires June 23, 2011.

(b)

Represents uncommitted facilities in the U.S., U.K. and Canada. These amounts are excluded from our available liquidity for purposes of this presentation.

Omnicom Debt Structure

Supplemental Information

The above chart sets forth Omnicom’s adjusted debt outstanding at June 30, 2009.  The adjustment reflects the July 1, 2009 issuance of the 2019 Senior
Notes as if the issuance occurred on June 30, 2009 and assumes that a portion of the net proceeds from the issuance was used to reduce the $200 million of borrowings outstanding under our $2.5 billion revolving credit facility as of June 30, 2009.  The amounts reflected above for the 2016 and 2019 Senior
Notes represent the principal amount of these notes at maturity on April 15, 2016 and July 15, 2019, respectively.

10

July 23, 2009

Omnicom Debt Structure Update

2016 Senior Notes

$1,000

2019 Senior Notes

$500

2031

Convert

$6

2032 Convert

$727

2038 Convert

$467

Other Debt

$19

Short-term

Borrowings

$42

Omnicom Debt Structure Update

July 23, 2009

The Bank Facility and Commercial Paper Program together provide liquidity in the event any convertible notes are put.  We then have flexibility to refinance in different debt capital markets.

Our 2031 Notes are putable annually, with the next put date in February 2010. Our 2032 Notes are putable annually, with the next put date in July 2009.
Our 2038 Notes are putable in June 2010, 2013, 2018, 2023 and annually thereafter.

For purposes of this presentation we have adjusted Omnicom’s debt outstanding at June 30, 2009. The adjustment reflects the July 1, 2009 issuance of the 2019 Senior Notes as if the issuance occurred on June 30, 2009 and assumes that a portion of the net proceeds from the issuance was used to reduce the $200 million of borrowings outstanding under our $2.5 billion revolving credit facility as of June 30, 2009.  We have included the following borrowings as of June 30, 2009 as outstanding through June 2011, the date of expiration of our five-year credit facility: short-term borrowings of $42 million, revolver borrowings of zero and other debt of $19 million. We believe that this presentation is more meaningful for purposes of understanding how we evaluate the maturities of our debt structure.

$0

$200

$400

$600

$800

$1,000

$1,200

Jan-09

Jan-10

Jan-11

Jan-12

Jan-13

Jan-14

Jan-15

Jan-16

Jan-17

Jan-18

Jan-19

Jan-20

Current Credit Picture Update

July 23, 2009

On July 1, 2009 the Company completed the issuance of $500 million of Senior Notes due July 15,
2019.  The following table sets forth the Company’s debt position as of June 30, 2009 and as adjusted assuming a portion of the net proceeds from the issuance of the notes was used  to reduce borrowings outstanding under our $2.5 billion revolving credit facility.  It does not reflect the use of the approximately $290 million of net proceeds remaining, or any other financing activities that occurred subsequent to June 30, 2009.

Actual

Adjusted (b)

Debt:

Bank Loans (Due Less Than 1 Year)

$

42

$

42

CP Issued Under $2.5B Revolver Due 6/23/11

-

-

Borrowings Under $2.5B Revolver Due 6/23/11 (a)

200

-

Convertible Notes Due 2/7/31

6

6

Convertible Notes Due 7/31/32

727

727

Convertible Notes Due 6/15/33

-

-

Convertible Notes Due 7/1/38

467

467

Senior Notes Due 4/15/16

997

997

Senior Notes Due 7/15/19 (a)

-

497

Other Debt

19

19

Total Debt

$

2,458

$

2,755

As of June 30, 2009

(a)

On July 1, 2009 the Company completed the issuance of $500 million of Senior Notes due July 15, 2019.  The Company plans to use the net proceeds  to pay down its borrowings under the $2.5 billion Revolver and for general corporate purposes, which could include capital transactions,

purchases of treasury shares, working capital expenditures, acquisitions or refinancing of other debt.

(b)

As adjusted reflects the issuance of the July 15, 2019 notes as if these issuances occurred on June 30, 2009 and assumes $200 million of the net proceeds was used to reduce the borrowings outstanding under the $2.5 billion Revolver as of June 30, 2009.  It does not reflect the use of the approximately $290 million of net proceeds remaining.

Senior Notes Due 2019

July 23, 2009

Principal Amount

$500 Million

Co - Issuers

Omnicom Group, Omnicom Finance, Omnicom Capital

Date

July 1, 2009

Maturity

July 15, 2019

Security

Unsecured, pari passu with Bank Facility

Coupon

6.25%

Spread Over Comparable Treasury at Issue

2.75%

Ratings

Moody’s: Baa1

S&P: A-

Fitch: A-

Senior Notes Due 2016

July 23, 2009

Principal Amount

$1 Billion

Co - Issuers

Omnicom Group, Omnicom Finance, Omnicom Capital

Date

March 29, 2006

Maturity

April 15, 2016

Security

Unsecured, pari passu with Bank Facility

Coupon

5.90%

Spread Over Comparable Treasury at Issue

1.30%

Rating

Moody’s: Baa1

S&P: A-

Fitch: A-

2032 Convertible Notes

July 23, 2009

Principal Amount

$727 Million

Co - Issuers

Omnicom Group, Omnicom Finance, Omnicom Capital

Date

March 6, 2002

Maturity

July 31, 2032 with annual puts each July

Security

Unsecured, pari passu with Bank Facility

Coupon

0.00%

Conversion Price

$55

Rating

Moody’s: Baa1

S&P: A-

Fitch: A-

2038 Convertible Notes

July 23, 2009

Principal Amount

$467 Million

Co - Issuers

Omnicom Group, Omnicom Finance, Omnicom Capital

Date

June 10, 2003

Maturity

June 15, 2038 with puts in June of 2010, 2013, 2018, 2023
and annually thereafter until maturity

Security

Unsecured, pari passu with Bank Facility

Coupon

0.00%

Conversion Price

$51.50

Rating

Moody’s: Baa1

S&P: A-

Fitch: A-

Current Bank Credit Facility

July 23, 2009

Amount

$2.5 Billion

Type

Unsecured Revolving Credit

Maturity

5 Years – June 2011

Facility Fee

13BP per annum

Drawn Rate

Libor +17BP

Covenants

-Maximum Debt to EBITDA 3:1

-Minimum Interest Coverage 5:1

Current Omnicom Credit Ratings

July 23, 2009

Moody’s

S&P

Fitch

Long Term Ratings

Baa1

A-

A-

Short Term Ratings

P2

A2

F2

Outlook

Stable

Negative

Stable

Note: Reflects credit ratings as of July 15, 2009, subsequent to the issuance by the Company on July 1, 2009 of the Senior Notes due 2019, noted on pages 12 and 13.

Supplemental Financial Information

2009 vs. 2008 Earnings Per Share (a)

July 23, 2009

2009

2008

2009

2008

Net Income per Common Share - Omnicom Group:

Basic

$               0.75

$               0.96

$               1.28

$               1.60

Diluted

                  0.75

                  0.95

                  1.27

                  1.59

Earnings Available for Common Shares:

Net Income - Omnicom Group

$             233.4

$             307.0

$             397.9

$             515.6

Earnings Allocated to Participating Securities

                  (2.6)

                  (3.1)

                  (4.8)

                  (5.7)

Earnings Available for Common Shares

$             230.8

$             303.9

$             393.1

$             509.9

Weighted Average Shares (millions):

Basic

308.1

317.5

307.8

317.9

Diluted

308.6

319.6

308.5

319.8

Dividend Declared per Share

$             0.150

$             0.150

$             0.300

$             0.300

Second Quarter

Year to Date

(a)

On January 1, 2009, we adopted FSP EITF 03-6-1 entitled “Determining Whether Instruments Granted in Share-Based Payment Transactions Are

Participating Securities”.  Our unvested restricted stock awards pay dividends and therefore qualify as participating securities.  In accordance with

EITF 03-6-1, Net income, for the purposes of the basic and diluted EPS calculation is reduced for a presumed hypothetical distribution of earnings to the holders of the unvested restricted stock. Accordingly, the effect of the allocation required under EITF 03-6-1 reduces Earnings Available to

Common Shareholders.  Additionally, the unvested restricted shares were excluded from the calculation of diluted EPS because their inclusion would have been anti-dilutive.  The above information reflects the effect of the adoption on Earnings per Share as if we adopted EITF 03-6-1 at the beginning of the period and the 2008 amounts have been adjusted.

Acquisition Related Expenditures

July 23, 2009

Note: See pages 23-25 for acquisition profiles.

(a)   Includes acquisitions of a majority interest in agencies resulting in their consolidation.

(b)   Includes acquisitions of additional equity interests in existing affiliate agencies resulting in their majority ownership and consolidation.

(c)   Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.

(d)   Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.

(e)   Includes additional consideration paid for acquisitions completed in prior periods.

Six Months YTD 2009

New Subsidiary Acquisitions (a)

5

$

Affiliates to Subsidiaries (b)

1

Affiliates (c)

-

Existing Subsidiaries (d)

4

Earn-outs (e)

57

Total Acquisition Expenditures

67

$

Reconciliation of Operating Income to EBITDA

July 23, 2009

The covenants contained in our credit facility are based on the EBITDA ratios as presented on pages 7 & 17 of this presentation. The above reconciles our GAAP
Operating Income to EBITDA for the periods presented.

EBITDA is a non-GAAP financial measure within the meaning of applicable SEC rules and regulations   Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization.  Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage
and leverage.   EBITDA is not, and should not, be used as a substitute for Operating Income as determined in accordance with GAAP and is only used to measure our compliance with our debt covenants.  Management does not use EBITDA for any other measurement purpose.

2009

2008

Operating Income

1,502

$

1,750

$

Depreciation

179

178

Amortization

55

48

EBITDA

1,736

$

1,976

$

12 Months ended June 30,

Second Quarter Acquisitions

July 23, 2009

Jigsaw International is a qualitative research agency based in Shanghai, China.
The company provides consumer data and qualitative analysis of the Chinese consumer to its multinational and locally based clients to assist them with their communications and brand and product development.

Jigsaw International will operate within Hall & Partners’ brand consultancy practice.

Second Quarter Acquisitions

July 23, 2009

Total Advertising and Communications is a full service media agency offering an integrated suite of services to primarily domestic clients in Australia.  Its offering includes media strategy, planning and buying across all media channels.

Located in Sydney, Australia, Total Advertising and Communications will form part of the PHD global network within Omnicom Media Group and has been rebranded
PHD Australia.

T O T A L

Second Quarter Acquisitions

July 23, 2009

DDB South Africa is a full-service advertising agency.  Founded in 1992, the agency has operated as a non-equity associate agency of the DDB Worldwide
Communications Group since 1998.  The agency provides services to both multinational and local South African clients.

DDB South Africa is located in Johannesburg.

L